UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2000 West Park Drive Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2016, based on the recommendation of the nominating and corporate governance Committee, the Board of Directors of Virtusa Corporation (the “Company”) elected Barry R. Nearhos as a Class III director of to serve until the Company’s annual meeting of stockholders in 2016 or until his successor is duly elected and qualified.

In connection with Mr. Nearhos’ election to the Board of Directors of the Company, under the Company’s Amended and Restated Director Compensation Policy, on March 31, 2016, Mr. Nearhos was granted a restricted stock unit (“RSU”) in the amount of $50,000 issuable for 1,334 shares of the Company common stock for his initial, one time grant, with a vesting period of 33.3% on each of June 1, 2016, 2017 and 2018, as well as a pro-rated grant of RSUs in the amount of $58,333 (based on a $100,000 annual grant) issuable for 1,557 shares of the Company’s common stock as part of annual board compensation, with a vesting period of 33.3% on each of September 1, 2016, 2017 and 2018.   Each RSU had an issuance price of $37.46 and accelerates by 12 months upon a change of control of the Company.  In addition, the Company will pay to Mr. Nearhos a director fee of $50,000, payable in equal installments quarterly.

Barry R. Nearhos, age 58, has over 35 years of experience with PricewaterhouseCoopers (“PwC”) providing assurance, business advisory and other services to clients across multiple industries, including technology, life sciences, telecom, and manufacturing. Before his retirement from PwC in June 2015, Mr. Nearhos was Market Managing Partner for PwC’s Northeast region, responsible for directing the strategy and operations of the firm’s Boston, Hartford and Albany offices. During his tenure, Mr. Nearhos also served as the leader of PwC’s Northeast Assurance practice, a position he held from 2005 until 2008, and as a partner in PwC’s Assurance practice from 1989 to 2005.  Mr. Nearhos is a graduate of Boston College.

Item 7.01.  Regulation FD Disclosure.

On April 4, 2016, the Company issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits

(d)         Exhibits

The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed:

99.1 Press Release issued by Virtusa Corporation on April 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: April 4, 2016	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Virtusa Corporation on April 4, 2016